Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Broadway Financial Corporation Announces Credit Agreement with ESOP

LOS ANGELES, CA – (BUSINESS WIRE) – December 19, 2022 – Broadway Financial Corporation (“Broadway”, “we”, or the “Company”) (NASDAQ Capital Market: BYFC), announced today that the Board of Directors of the Company (the “Board of Directors”) has approved extending a series of loans from time to time aggregating up to $5 million to the City First Bank, National Association Employee Stock Ownership Trust, which was established by the City First Bank, National Association Employee Stock Ownership Plan (collectively, the “ESOP”), for the purpose of purchasing shares of the Company’s common stock from time to time in open market purchase or private sales, with the first of such loans to be in the amount of $0.5 million.

These loans will help increase the ownership of the Company by its employees in a non-dilutive manner and improve the Company’s ability to retain and recruit employees.  As previously disclosed, Broadway has plans to use the $150 million of equity capital raised in June this year to further accelerate its growth, which will require recruiting more employees over time.  Management believes that direct, long-term equity incentives are a valuable tool in retaining and recruiting employees and consistent with Broadway’s policy of increasing the alignment of the interests of its employees with those of its stockholders.

In addition, these purchases are intended to recoup a substantial portion, if not all, of the dilution in employee ownership that occurred in connection with the merger of CFBanc Corporation with and into Broadway (the “Merger”) and subsequent private placements of common stock in April 2021, as previously disclosed.  Currently, the ESOP holds approximately 2.2% of the Company’s total outstanding common stock, representing approximately 3.3% of its outstanding Class A voting shares.  In contrast, the ESOP held almost 5.9% of Broadway’s total outstanding common stock, representing approximately 8.6% of Broadway’s outstanding voting shares, immediately prior to the Merger.

The first loan was funded by Broadway on Monday, December 19, 2022.  The timing and amounts of each of the remaining loans will depend on market conditions, trading volumes, and Company common stock prices; however, the Board of Directors believes that the Company’s shares are currently undervalued as the Company’s common stock is currently trading below tangible and nominal book value, despite the Company’s improving profitability, growth, and forward opportunities, as discussed in the Company’s press release for the results of the three months and nine months ended September 30, 2022.  The loans will require equal annual payments by the ESOP to Broadway, which will be funded from the annual ESOP contributions that Broadway will make in support of the ESOP and the employee participants pursuant to the terms of the City First Bank, National Association Employee Stock Ownership Plan.  The initial loan matures on December 31, 2042, and accrues interest at 4.34%, the Long Term Annual Applicable Federal Rate published by the United States Department of the Treasury for December 2022.

Chief Executive Officer, Brian Argrett commented, “Earlier this quarter, we discussed our exciting plans for continued growth in our business.  I am pleased that the Board of Directors has approved this ESOP loan, which will facilitate that growth in a manner that recognizes the foundational importance of the contributions of our employees to our future success, the importance of long-term alignment of the interests of our employees and our stockholders, and the relationship between employee ownership and our ability to retain and attract qualified new employees.  We are excited to see how increased employee ownership can help drive further value for all our stakeholders, particularly including our company, our investors, and our clients.”

About Broadway Financial Corporation

Broadway conducts its operations through its wholly-owned banking subsidiary, City First Bank, National Association, which is a leading community-oriented bank in Southern California and in the Washington, D.C. market serving low-to-moderate income communities.  We offer a variety of residential and commercial real estate loan products for consumers, businesses, and non-profit organizations, other loan products, and a variety of deposit products, including checking, savings and money market accounts, certificates of deposits, and retirement accounts.

Stockholders, analysts, and others seeking information about the Company are invited to write to:  Broadway Financial Corporation, Investor Relations, 4601 Wilshire Boulevard, Suite 150, Los Angeles, CA 90010 or contact Investor Relations at the phone number or email address below.

Contacts

Investor Relations
Brenda J. Battey, Chief Financial Officer, (323) 556-3264
Investor.relations@broadwayfederalbank.com

Cautionary Statement Regarding Forward-Looking Information

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements regarding the loan from the Company to the ESOP and the anticipated timing for the completion of the other loans from the Company to the ESOP and other matters related to the ESOP set forth herein.  All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations or financial condition, business strategy and plans and objectives of management for future operations and capital allocation and structure, are forward-looking statements.  Forward-looking statements often include words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “poised,” “can”, “excited,” “would,” and similar expressions, but the absence of such words or expressions does not mean a statement is not forward-looking.  These forward-looking statements are based upon our management’s current expectations and involve known and unknown risks and uncertainties.  Actual results or performance may differ materially from those suggested, expressed, or implied by the forward-looking statements due to a wide range of factors.  Such risk factors include, among others: uncertainty as to the duration, scope and impacts of the COVID-19 pandemic; political and economic uncertainty, including the possibility of declines in global economic conditions or the stability of credit and financial markets for various reasons including the military conflict between Russia and Ukraine; changes in the monetary and fiscal policies of the U.S. Government, including policies of the United States Department of the Treasury and the Federal Reserve Board; changes in legislation, regulation, policies or administrative practices, whether by judicial, governmental, or legislative action, and other changes pertaining to banking, securities, taxation, financial accounting and reporting, and environmental protection and our ability to comply with such changes in a timely manner; possible effects of changes in real estate markets and interest rates, which may affect our net income and future cash flows, or the market value of our assets, including investment securities; the risk of possible adverse rulings, judgments, settlements and other outcomes of litigation; the risk that operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which  we are highly dependent, and other important factors that could cause actual results to differ materially from those projected.  All such factors are difficult to predict and are beyond our control.  Additional factors that could cause results to differ materially from those described above can be found in our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or other filings made with the SEC and are available on our website at http://www.cityfirstbank.com/node/430 and on the SEC’s website at http://www.sec.gov.

Forward-looking statements in this press release speak only as of the date they are made, and we undertake no obligation, and do not intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except to the extent required by law.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.